SECOND AMENDMENT TO FORBEARANCE AGREEMENT


         SECOND AMENDMENT TO FORBEARANCE AGREEMENT dated as of September 27, 2000 by and among HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP, A Delaware limited partnership ("HPP"), and EAST BANK ANGEL JOINT VENTURE, an Oregon general partnership (the "Developer").

                                    RECITALS

A. HPP and the Developer are the partners of the Portland Lofts Associates Limited Partnership, a Delaware limited partnership, pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 30, 1989 (the "Partnership Agreement").

B. The parties entered into a Forbearance Agreement, dated as of July 1, 1997, clarifying their understanding regarding certain provisions of the Partnership Agreement and amending the Partnership Agreement as set forth in the Forbearance Agreement.

C. The parties entered into the First Amendment to Forbearance Agreement, dated as of June 21, 2000, amending the Forbearance Agreement.

D. The parties desire to amend the Forbearance Agreement again as set forth below.

E. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Partnership Agreement.


         NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the parties agree to amend the Forbearance Agreement and Partnership Agreement as follows:

1. The parties acknowledge and ratify the provisions of Section 5.12 of the Partnership Agreement, as amended by the Forbearance Agreement, subject to the changes described herein.

2. Provided that HPP receives distributions of no less than $13,000 per month, HPP agrees that it will forbear its right to exercise its Put Right until January 1, 2001.

3. In all other respects, the provisions of the Partnership Agreement, including, without limitation, Section 5.12 as modified by the Forbearance Agreement and herein, and Section 9.09 are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Partners have executed this Amendment as of the date first above written.

                              HISTORIC PRESERVATION PROPERTIES 1989
                              LIMITED PARTNERSHIP

                              BY: Boston Historic Partners Limited Partnership, General Partner

                                   By: Portfolio Advisory Services, Inc.,
                                       General Partner

                                       By:
                                             Terrence P. Sullivan, President

                                       and

                                       By:
                                           Terrence P. Sullivan, General Partner


                              EAST BANK ANGEL JOINT VENTURE

                              By:
                                  Joseph W. Angel, Partner

                              and

                              By:  PACIFIC STAR CORPORATION, Partner

                                   By:
                                       Joseph W. Angel, President